UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2013

Date of reporting period: March 31, 2013

ITEM 1.

REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2013 Semi-Annual Report

March 31, 2013

2013 Semi-Annual Report
March 31, 2013

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through March 31, 2013 with dividends reinvested

	Calendar			Annualized		10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility *
Ellsworth market price	7.90%	7.84%	7.66%	4.34%	5.76%	15.44%
Ellsworth net asset value	7.17	10.13	8.80	5.40	6.45	12.27
Bank of America Merrill Lynch All U.S. Convertibles Index	7.59	12.21	9.03	6.81	7.77	12.44
S&P 500® Index	10.60	13.95	12.68	5.81	8.52	14.94

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service.

Ellsworth’s 10-year performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE MKT symbol: ECF)
Qtr. Ended	High	Low	Close	High	Low	Close
6/30/12	$8.52	$7.80	$8.15	$7.40	$6.72	$7.03
9/30/12	8.57	8.06	8.48	7.35	7.00	7.35
12/31/12	8.56	8.10	8.44	7.42	6.81	7.14
3/31/13	8.97	8.55	8.97	7.66	7.28	7.64

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total
5/16/12	5/30/12	$0.0625	$—	$0.0625
8/16/12	8/30/12	0.0625	—	0.0625
10/26/12	11/21/12	0.0750	—	0.0750
2/13/13	2/27/13	0.0630	—	0.0630
		$0.2630	$—	$0.2630

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To Our Shareholders

May 13, 2013

The goal of Ellsworth Fund Ltd. is to provide shareholders with income and the potential for capital gains. To achieve this goal, Ellsworth invests primarily in convertible securities and, to a lesser extent, in dividend paying common stocks. Management seeks a balanced portfolio of convertibles and other securities that provide a mix of income and equity sensitivity. The best performance in the convertible securities marketplace this calendar year has come from equity sensitive convertibles and the worst from fixed income (or credit sensitive) equivalent issues. The largest group of convertible issues held in the Ellsworth portfolio falls into the total return category (a middle category with some yield and some equity sensitivity); the portfolio is less represented by equity sensitive issues than the convertible indices are. This is also true in the case of many convertible mutual funds, so while Ellsworth was not able to beat the Bank of America Merrill Lynch All U.S. Convertibles Index (BAML Index) for the twelve months ended March 31, 2013, the Fund’s performance did exceed that of the Lipper average of convertible mutual funds.

A convertible portfolio dominated by total return issues carries less risk of significant decline in an equity bear market than a convertible portfolio overweighted with equity sensitive securities. Further, the portfolio’s common stocks are of a very high quality with good yields and have so far enhanced the Fund’s returns. Consequently, we believe the current portfolio represents a mix of securities that can meet the Fund’s objectives in all markets.

As of May 1, 2013 Barclay’s research calculated the cumulative value of the 503 U.S. Convertible securities outstanding at $219 billion with 78% of the issues in the form of cash-pay bonds. 44% of the market represented large capitalization issuers, 36% small capitalization, and 20% mid-capitalization issuers. The large capitalization issues in the BAML Index have achieved the best performance this year.

Issuance of new convertible securities in 2013 (through May 10) has improved over any period of comparable length in 2012. There have been 38 new issues with proceeds of $13.7 billion and an average size of $360 million. All of these statistics are up from last year and well ahead of all of 2012’s 68 issues with proceeds of $21 billion and average issue size of $306 million. This is a welcome change as the convertible securities market has been enduring reduced issuance since 2007.

Ellsworth’s portfolio at quarter end consisted of 59.9% in cash-pay convertible bonds, 9.9% in mandatory convertible issues, 11.9% in preferred stock and 14.5% in dividend paying common stock. The bonds yielded an average of 2.74%, the mandatories yielded 6.04%, the preferred shares yielded 5.67%, and the common shares, 4.85%. The Fund’s median to conversion value was 26.2%. Equity sensitive convertibles and common stock holdings made up 29.5% of the portfolio with credit sensitive issues accounting for 23.8% and total return issues at 46.7%.

Performance for Ellsworth’s second fiscal quarter of 2013 ended March 31, 2013 was enhanced by exposure to the Health Care and Industrials sectors. Performance was held back, however, by the Fund’s exposure to the Utility and Information Technology sectors. When adjusted for expenses and dilution to make performance comparable to the BAML Index, the Fund’s net assets outperformed the index for the three- and ten-year periods, but underperformed for the three-month, and one- and five-year periods ended March 31, 2013. The Fund’s market return also outperformed the BAML Index for the three-month period ended March 31, 2013.

Ellsworth invests in convertible securities to provide total returns to shareholders that compare favorably to those provided by equity markets, but with less volatility. We therefore note that the Fund’s NAV was less volatile than the S&P 500® Index as measured by their 10-year standard deviations. Moreover, the Fund’s NAV outperformed that common stock index over five years.

continued on the following page

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To Our Shareholders (continued)

The results of the 2013 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your participation and support. At its April meeting, the Board of Trustees of the Fund declared a distribution of $0.06 per share, consisting of undistributed net investment income. The distribution is payable on May 30, 2013, to shareholders of record on May 16, 2013.

Thomas H. Dinsmore
Chairman of the Board

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Largest Investment Holdings by underlying common stock
	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$3,800,474	3.1%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

Verizon Communications Inc.	2,949,000	2.4
Verizon is a provider of communications services. The company has two segments: domestic wireless and wireline. Its domestic wireless communications products and services include wireless voice and data services and equipment sales, which are provided to consumer, business and government customers across the U.S. The wireline communications products and services include voice, Internet access, broadband video and data, Internet protocol network services and other services.

Wells Fargo & Co.	2,577,500	2.1
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

AT&T Inc.	2,568,300	2.1
AT&T is a provider of telecommunications services in the U.S. and worldwide. These include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, and video services. It operates in four segments: wireless, which provides both wireless voice and data communications services across the U.S. and in foreign countries; wireline, which provides landline voice and data communication services and managed networking to business customers; advertising solutions; and other, which provides results from customer information services and all corporate and other operations.

United Technologies Corp.	2,394,000	2.0
United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.

Intel Corp.	2,141,875	1.8
Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

EMC Corp.	2,090,382	1.7
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Bank of America Corp.	1,949,056	1.6
Bank of America is a bank holding company, a financial holding company, and a financial institution, serving individual consumers, small and middle market businesses, corporations and Governments with a range of banking, investing, asset management and other financial and risk management products and services.

Total	$20,470,587	16.8%

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Major Industry Exposure
% Total Net Assets
Semiconductors & Semiconductor Equipment	7.8%
Software	6.9
Pharmaceuticals	6.8
Diversified Telecommunications Services	5.1
Biotechnology	5.0
Oil, Gas & Consumable Fuels	5.0
Commercial Banks	4.6
Insurance	4.3
Metals & Mining	4.2
Real Estate Investment Trusts	3.6

Total	53.3%

Major Portfolio Changes by underlying common stock

Six months ended March 31, 2013

ADDITIONS	REDUCTIONS

Bottomline Technologies, Inc.	Amgen Inc.

Bristow Group Inc.	Chesapeake Energy Corp.

Cliffs Natural Resources Inc.	Cliffs Natural Resources Inc.

DFC Global Corp.	Endo Health Solutions Inc.

Eli Lilly & Co.	Intel Corp.

Encore Capital Group, Inc.	Interpublic Group of Companies, Inc.

Huntington Bancshares, Inc.	ISIS Pharmaceuticals, Inc.

Invesco Mortgage Capital Inc.	Linear Technology Corp.

Iconix Brand Group, Inc.	Medicis Pharmaceutical Corp.

International Game Technology	SBA Communications Corp.

Ixia	TIBCO Software Inc.

Lifepoint Hospitals, Inc.	Titan International, Inc.

OPKO Health Inc.	Trina Solar Ltd.

Stillwater Mining Company	Ultrapetrol

Volcano Corp.	Vertex Pharmaceuticals Inc.

WellPoint, Inc.	WellPoint, Inc.

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Portfolio of Investments March 31, 2013 (unaudited)
	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – 59.9%
Airlines – 1.2%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	$1,375,000	$1,476,406

Biotechnology – 5.0%
Exelixis, Inc., 4.25%, Due 8/15/19, (BB)	500,000	499,375
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A)	750,000	1,627,969
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	2,172,505
OPKO Health Inc., 3.00%, Due 2/1/33, (AA) (1)	625,000	693,750
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (A)	250,000	538,906
Theravance, Inc., 2.125%, Due 1/15/23, (BBB)	500,000	550,312
		6,082,817

Capital Markets – 1.7%
Knight Capital Group, Inc., 3.50%, Due 3/15/15, (NR)	500,000	498,750
Prospect Capital Corp., 5.75%, Due 3/15/18, (BBB) (1)	1,500,000	1,562,812
		2,061,562

Commercial Services & Supplies – 0.9%
Encore Capital Group, Inc., 3.00%, Due 11/27/17, (NR) (1)	1,000,000	1,146,250

Communications Equipment – 1.3%
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	122,109
Ixia, 3.00%, Due 12/15/15, (A)	250,000	330,625
InterDigital, Inc., 2.50%, Due 3/15/16, (BBB)	1,000,000	1,121,875
		1,574,609

Computers & Peripherals – 2.5%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,400,000	2,090,382
NetApp Inc., 1.75%, Due 6/1/13, (BBB)	250,000	273,281
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	500,000	646,875
		3,010,538

Construction Materials – 0.8%
CEMEX S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	750,000	924,844

Consumer Finance – 1.1%
DFC Global Corp., 3.25%, Due 4/15/17, (B) (1)	1,250,000	1,307,812

Diversified Telecommunications Services – 0.6%
Alaska Communications Systems, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	724,375

Electrical Equipment – 0.8%
General Cable Corp., 4.50%, Due 11/15/29, (B) (2)	750,000	938,438

Energy Equipment & Services – 1.8%
Bristow Group Inc., 3.00%, Due 6/15/38, (BB)	1,155,000	1,330,416
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19, (BB) (1)	750,000	876,094
		2,206,510

Food Products – 0.5%
Chiquita Brands International, 4.25%, Due 8/15/16, (B)	700,000	642,250

Health Care Equipment & Supplies – 2.0%
Chemed Corp., 1.875%, Due 5/15/14, (NR)	890,000	981,781
Insulet Corp., 3.75%, Due 6/15/16, (A)	750,000	889,688
Volcano Corp., 1.75%, Due 12/1/17, (A)	500,000	495,000
		2,366,469

Health Care Providers & Services – 1.3%
Lifepoint Hospitals, Inc., 3.50%, Due 5/15/14, (B)	1,000,000	1,095,625
Molina Healthcare Inc., 1.125%, Due 1/15/20, (NR) (1)	500,000	502,500
		1,598,125

Hotels, Restaurants & Leisure – 2.1%
International Game Technology, 3.25%, Due 5/1/14, (BBB) (1)	500,000	540,312
MGM Resorts International, 4.25%, Due 4/15/15, (B)	1,000,000	1,088,125
Morgans Hotel Group Co., 2.375%, Due 10/15/14, (BB)	1,000,000	947,500
		2,575,937

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Portfolio of Investments March 31, 2013 (continued)
	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – CONTINUED

Household Durables – 1.2%
Jarden Corp., 1.875%, Due 9/15/18, (B) (1)	$1,250,000	$1,430,469

Insurance – 3.3%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (AAA)	1,250,000	1,775,000
National Financial Partners Corp., 4.00%, Due 6/15/17, (AAA)	500,000	926,562
Tower Group, Inc., 5.00%, Due 9/15/14, (A)	1,250,000	1,319,531
		4,021,093

Internet & Catalog Retail – 1.3%
Priceline.com Inc., 1.25%, Due 3/15/15, (BBB)	450,000	1,025,156
Priceline.com Inc., 1.00%, Due 3/15/18, (BBB)	500,000	554,050
		1,579,206

Internet Software & Services – 2.1%
Digital River, Inc., 2.00%, Due 11/1/30, (BBB)	1,100,000	1,082,125
Equinix, Inc., 3.00%, Due 10/15/14, (B)	750,000	1,509,375
		2,591,500

IT Services – 0.6%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	650,000	731,250

Machinery – 0.8%
Chart Industries, Inc., 2.00%, Due 8/1/18, (B)	750,000	1,019,062

Metals & Mining – 3.6%
A.M. Castle & Co., 7.00%, Due 12/15/17, (BBB)	250,000	466,250
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	1,000,000	1,401,870
Northgate Minerals Corp., 3.50%, Due 10/1/16, (NR) (convertible into AuRico Gold Inc. common stock)	600,000	620,625
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BBB)	600,000	697,125
Stillwater Mining Company, 1.75%, Due 10/15/32, (B)	500,000	598,750
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	500,000	522,812
		4,307,432

Oil, Gas & Consumable Fuels – 1.2%
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	999,375
Ship Finance International Ltd., 3.25%, Due 2/1/18, (B)	500,000	515,312
		1,514,687

Pharmaceuticals – 2.0%
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	750,000	1,665,469
Salix Pharmaceuticals Ltd., 2.75%, Due 5/15/15, (A)	600,000	777,000
		2,442,469

Real Estate Investment Trusts – 3.1%
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (BB)	750,000	937,972
Corporate Office Properties, L.P., 4.25%, Due 4/15/30, (NR) (exchangeable for Corporate Office Properties Trust common stock)	500,000	521,875
IAS Operating Partnership LP, 5.00%, Due 3/15/18, (NR) (1) (exchangeable for Invesco Mortgage Capital Inc. common stock)	1,000,000	1,004,375
Lexington Realty Trust, 6.00%, Due 1/15/30, (AAA)	750,000	1,309,219
		3,773,441

Semiconductors & Semiconductor Equipment – 7.4%
GT Advanced Technologies, Inc., 3.00%, Due 10/1/17, (B)	750,000	577,031
Intel Corp., 2.95%, Due 12/15/35, (A) (2)	1,500,000	1,595,625
JinkoSolar Holding Co. Ltd., 4.00%, Due 5/15/16, (NR)	250,000	156,250
Micron Technology, Inc., 3.125%, Due 5/1/32, (BB)	750,000	939,375
Micron Technology, Inc., 1.50%, Due 8/1/31, (BB)	625,000	728,125
Micron Technology, Inc., 1.625%, Due 2/15/33, (BB) (1)	50,000	57,500
Photronics, Inc., 3.25%, Due 4/1/16, (BBB)	1,000,000	1,056,875
ReneSola Ltd., 4.125%, Due 3/15/18, (NR)	500,000	260,000
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (A)	500,000	587,500
SunPower Corp., 4.75%, Due 4/15/14, (BB)	500,000	502,500
SunPower Corp., 4.50%, Due 3/15/15, (BB)	1,250,000	1,258,594
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB)	866,000	1,232,426
		8,951,801

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Portfolio of Investments March 31, 2013 (continued)
	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – CONTINUED

Software – 5.5%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	$750,000	$877,500
Electronic Arts, 0.75%, Due 7/15/16, (BBB)	500,000	486,875
Mentor Graphics Corp., 4.00%, Due 4/1/31, (A)	500,000	589,688
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	1,500,000	1,829,062
Rovi Corp., 2.625%, Due 2/15/40, (BB)	1,000,000	1,021,875
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (BBB)	750,000	864,844
TeleCommunications Systems, Inc., 4.50%, Due 11/1/14, (BB)	1,000,000	970,000
		6,639,844

Textiles, Apparel & Luxury Goods – 1.6%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	1,000,000	1,115,625
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A) (1)	750,000	811,875
		1,927,500

Trading Companies & Distributors – 1.3%
Kaman Corp., 3.25%, Due 11/15/17, (A)	500,000	617,188
Titan Machinery Inc., 3.75%, Due 5/1/19, (BB) (1)	1,000,000	1,010,625
		1,627,813

Wireless Telecommunications – 1.2%
SBA Communications Corp., 4.00%, Due 10/1/14, (AA)	600,000	1,433,625

TOTAL CONVERTIBLE BONDS AND NOTES		72,628,134

CONVERTIBLE PREFERRED STOCKS – 11.9%

Commercial Banks – 4.6%	Shares
Fifth Third Bancorp, 8.50%, (BB)	12,000	1,720,200
Huntington Bancshares, Inc., 8.50%, (BBB)	1,000	1,275,000
Wells Fargo & Co., 7.50%, (BBB)	2,000	2,577,500
		5,572,700

Diversified Financial Services – 1.6%
Bank of America Corp., 7.25%, (BB)	1,600	1,949,056

Food Products – 1.1%
Post Holdings, Inc., 3.75%, (B) (1)	5,000	542,500
Bunge Ltd., 4.875%, (BB)	7,500	798,750
		1,341,250

Machinery – 1.0%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	1,265,900

Oil, Gas & Consumable Fuels – 1.3%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,588,750

Real Estate Investment Trusts – 0.5%
Health Care REIT, Inc., 5.50%, (BB)	10,000	621,100

Specialty Retail – 0.8%
Amerivon Holdings LLC, 4.00%, (NR) (1,3,4)	610,778	886,850
Amerivon Holdings LLC, common equity units, (NR) (1,3,4)	272,728	32,727
		919,577

Thrift & Mortgage Finance – 1.0%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,179,600

TOTAL CONVERTIBLE PREFERRED STOCKS		14,437,933

MANDATORY CONVERTIBLE SECURITIES – 9.9% (5)

Aerospace & Defense – 2.0%
United Technologies Corp., 7.50%, Due 8/1/22, (BBB)	40,000	2,394,000

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Portfolio of Investments March 31, 2013 (continued)
	Shares	Value (Note 1)
MANDATORY CONVERTIBLE SECURITIES – CONTINUED

Automobiles – 1.4%
General Motors Co., 4.75%, Due 12/1/13, (NR)	40,000	$1,717,600

Electric Utilities – 2.4%
NextEra Energy, Inc., 5.599%, Due 6/1/17, (NR)	7,500	411,075
NextEra Energy, Inc., 5.889%, Due 9/1/18, (BBB)	20,000	1,093,200
PPL Corp., 8.75%, Due 5/1/19, (NR)	25,000	1,393,750
		2,898,025

Insurance – 1.0%
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	25,000	1,235,000

IT Services – 0.5%
Unisys Corp., 6.25%, Due 3/1/14, (B)	10,000	652,100

Oil, Gas & Consumable Fuels – 1.1%
Apache Corp., 6.00%, Due 8/1/13, (A)	30,000	1,336,200

Road & Rail – 1.4%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (NR)	10,000	1,290,400
2010 Swift Mandatory Common Exchange Security Trust, 6.00%, Due 12/31/13, (NR)	30,000	383,907
		1,674,307

TOTAL MANDATORY CONVERTIBLE SECURITIES (5)		11,907,232

COMMON STOCKS – 14.5%

Diversified Financial Services – 0.7%
Citigroup Inc.	19,546	864,715

Diversified Telecommunications Services – 4.6%
AT&T Inc.	70,000	2,568,300
Verizon Communications Inc.	60,000	2,949,000
		5,517,300

Media – 0.7%
Walt Disney Co.	15,000	852,000

Metals & Mining – 0.6%
Newmont Mining Corp.	18,000	754,020

Oil, Gas & Consumable Fuels – 1.3%
ConocoPhillips	26,782	1,609,598

Pharmaceuticals – 4.8%
Abbott Laboratories	18,000	635,760
AbbVie Inc.	18,000	734,040
Bristol Myers Squibb Co.	30,000	1,235,700
Eli Lilly & Co.	10,000	567,900
Merck & Co., Inc.	32,651	1,444,154
Pfizer Inc.	40,000	1,154,400
		5,771,954

Semiconductors & Semiconductor Equipment – 0.5%
Intel Corp.	25,000	546,250

Software – 1.4%
Microsoft Corp.	58,600	1,676,546

TOTAL COMMON STOCKS		17,592,383

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Portfolio of Investments March 31, 2013 (continued)
Value (Note 1)
Total Convertible Bonds and Notes – 59.9%	$72,628,134
Total Convertible Preferred Stocks – 11.9%	14,437,933
Total Mandatory Convertible Securities – 9.9%	11,907,232
Total Common Stocks – 14.5%	17,592,383
Total Investments – 96.2%	116,565,682

Other Assets and Liabilites, Net – 3.8%	4,661,246
Total Net Assets – 100.0%	$121,226,928

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at March 31, 2013 was $12,406,452, which represented 10.2% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $919,577 at March 31, 2013, which represented 0.8% of the Fund’s net assets. See Note 1(c).

(4)	Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of March 31, 2013, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC series A cv. pfd.	April 1, 2010	610,778	$1,500,000	$1.452	$886,850	0.73%
Amerivon Holdings LLC common equity units	April 1, 2010	272,728	0	0.010	32,727	0.03%

(5)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Portfolio Ratings:	Summary of Portfolio Ratings *
		% of
Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).		Portfolio
	AAA	4
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).	AA	3
	A	20
	BBB	23
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).	BB	24
	B	14
	CCC & below	1
Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.	Not Rated	11
	* Excludes common stock and cash.

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Statement of Assets and Liabilities (unaudited)
March 31, 2013
Assets:
Investments at value (cost $100,719,728) (Note 1)	$116,565,682
Cash	2,936,156
Receivable for securities sold	1,172,576
Dividends and interest receivable	650,156
Other assets	2,352
Total assets	121,326,922
Liabilities:
Accrued management fee (Note 2)	76,253
Other liabilities	23,741
Total liabilities	99,994

Net Assets	$121,226,928

Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$135,079
Additional paid-in capital	118,066,361
Undistributed net investment income	(822,006)
Accumulated net realized loss from investment transactions	(11,998,460)
Unrealized appreciation on investments	15,845,954

Net Assets	$121,226,928

Net asset value per share ($121,226,928 ÷ 13,507,882 outstanding shares)	$8.97

Statement of Operations(unaudited)

For the Six Months Ended March 31, 2013

Investment Income (Note 1):
Interest	$921,427
Dividends	1,185,500
Total income	2,106,927
Expenses (Note 2):
Management fee	414,770
Custodian	6,038
Transfer agent	15,983
Legal fees	48,739
Audit fees	21,165
Trustees’ fees	52,416
Administrative services fees	30,342
Reports to shareholders	26,603
Insurance	14,088
Other	31,414
Total expenses	661,558
Net Investment Income	1,445,369
Realized and Unrealized Gain on Investments:
Net realized loss from investment transactions	(402,463)
Net unrealized appreciation of investments	7,516,297
Net gain on investments	7,113,834
Net Increase in Net Assets Resulting from Operations	$8,559,203

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Statement of Changes in Net Assets
	Six Months Ended March 31, 2013(a)	Year Ended September 30, 2012
Change in net assets from operations:
Net investment income	$1,445,369	$2,571,950
Net realized loss from investment transactions	(402,463)	(2,147,504)
Net change in unrealized appreciation (depreciation) of investments	7,516,297	16,769,222
Net change in net assets resulting from operations	8,559,203	17,193,668

Dividends to shareholders from:
Net investment income	(1,860,030)	(3,340,636)

Capital share transactions (Note 3)	373,862	293,079

Change in net assets	7,073,035	14,146,111

Net assets at beginning of period	114,153,893	100,007,782

Net assets at end of period	$121,226,928	$114,153,893

Undistributed net investment income at end of period	$(822,006)	$(407,345)

Financial Highlights Selected data for a share of beneficial interest outstanding
	Six Months Ended March 31,		Years Ended September 30,
	2013(a)		2012	2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$8.48		$7.46	$7.95	$7.15	$7.18	$10.27
Net investment income	0.11		0.19	0.22	0.26	0.33	0.31
Net realized and unrealized gain (loss)	0.52		1.08	(0.46)	0.84	(0.04)	(2.24)
Total from investment operations	0.63		1.27	(0.24)	1.10	0.29	(1.93)
Less Distributions:
Dividends from net investment income	(0.14)		(0.25)	(0.25)	(0.30)	(0.32)	(0.33)
Distributions from realized gains	—		—	—	—	—	(0.83)
Total distributions	(0.14)		(0.25)	(0.25)	(0.30)	(0.32)	(1.16)
Net asset value, end of period	$8.97		$8.48	$7.46	$7.95	$7.15	$7.18
Market value, end of period	$7.64		$7.35	$6.43	$7.17	$6.16	$5.30
Total Market Value Return (%)(b)	5.96		18.41	(7.13)	21.9	23.9	(33.3)
Total Net Asset Value Return (%)(b)	7.82		17.75	(2.82)	16.4	6.1	(21.0)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$121,227		$114,154	$100,008	$106,233	$94,973	$94,497
Ratio of expenses to average net assets (%)	1.1	(c)	1.1	1.1	1.1	1.2	1.1
Ratio of net investment income to average net assets (%)	2.5	(c)	2.3	2.6	3.5	5.5	3.6
Portfolio turnover rate (%)	23		39	47	62	71	61

(a)	Unaudited.
(b)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(c)	Annualized.

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Notes to Financial Statements (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization – Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation – Investments in securities traded on a national securities exchange are valued at market price using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation from Level 3 investments held as of March 31, 2013 was $1,181 and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period.

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock:
Diversified Financial Services	$864,715	$—	$—	$864,715
Diversified Telecommunication Services	5,517,300	—	—	5,517,300
Media	852,000	—	—	852,000
Metals & Mining	754,020	—	—	754,020
Oil, Gas & Consumable Fuels	1,609,598	—	—	1,609,598
Pharmaceuticals	5,771,954	—	—	5,771,954
Semiconductors & Semiconductor Equipment	546,250	—	—	546,250
Software	1,676,546	—	—	1,676,546
Total Common Stocks	17,592,383	—	—	17,592,383

Convertible Bonds and Notes	—	72,628,134	—	72,628,134
Convertible Preferred Stock	—	13,518,356	919,577	14,437,933
Mandatory Convertible Securities	—	11,907,232	—	11,907,232
Total Investments	$17,592,383	$98,053,722	$919,577	$116,565,682

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

	Convertible Preferred Stock	Total
Beginning balance	$918,396	$918,396
Change in unrealized appreciation (depreciation)	1,181	1,181
Ending balance	$919,577	$919,577

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

(d) Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(e) Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately $0.03 per share for the six months ended March 31, 2013. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At March 31, 2013, there were unrealized losses of approximately $0.03 per share on contingent payment debt instruments.

(f) Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2012 and 2011 were as follows:

	2012	2011
Ordinary income	$3,340,636	$3,402,358
Net realized gain on investments	—	—
	$3,340,636	$3,402,358

At March 31, 2013, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$17,640,713
Unrealized depreciation	(3,167,457)
Net unrealized appreciation	14,473,256

Cost for federal income tax purposes	$102,096,941

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities but generally less than that of the underlying common stock. The market value of those securities was $11,907,232 at March 31, 2013, representing approximately 9.9% of net assets.

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At March 31, 2013, there were 13,507,882 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2013, 54,105 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $373,862.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $26,400,897 and $26,355,599, respectively, for the six months ended March 31, 2013.

NOTE 4 – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2012. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board of Trustees (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities will be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; (e) take all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. in connection with portfolio securities; and (f) take, on behalf of the Fund, such other action as Dinsmore Capital deems to be necessary or appropriate in connection with the above. Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently has been providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of internet links to issuer interviews, webinars and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, attendance at investment seminars and visits to issuers, and the review of: (a) financial websites, newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer websites which include press releases and presentations) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund. Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2013.

The performance of the Fund relative to comparable funds - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2012 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. Mr. Dinsmore pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison of such funds to the Fund was not perfect. Both the Board and the independent trustees noted that the Fund’s performance was superior to the Advent Claymore Convertibles Securities Fund, one of the two most similar peer funds, for the one- and five-year periods, while the Fund underperformed this fund for the three-year period. The Board and the independent trustees noted that the

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Board Approval of Advisory Contract (continued)

Fund’s performance was superior to that of the Gabelli Convertible & Income Fund, the other of the two most similar peer funds, for the three-, five-, and ten-year periods, while underperforming relative to this fund for the one-year period. The Fund’s performance exceeded the mean of 75 open-end convertible funds tracked by Lipper, Inc. for the one-year and three-year periods, but was lower than the mean for the five-year and ten years periods. However, in evaluating the Fund’s performance against funds in this group, the Board and the independent trustees took into account the fact the closed-end fund competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. Accordingly, the Board and the independent trustees concluded that performance of the Fund was satisfactory.

The performance of the Fund relative to indices - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2012 against the performance of the Bank of America Merrill Lynch All Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), and the S&P 500® Index. The Board and the independent trustees noted that the Fund’s performance was superior to that of the VXA0 for the one-, three-, and five-year periods, while the Fund underperformed for the ten-year period. In addition, the Fund’s performance was superior to that of the S&P 500® Index for the five- and ten-year periods. However, the Fund underperformed the S&P 500® Index for the one- and three-year periods. The Fund’s standard deviation was less than that of the S&P 500® Index for the relevant time periods. Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to renew the Advisory Agreement, the Board and the independent trustees concluded that performance was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are extremely competent and able to carry out their responsibilities under the Advisory Agreement. Moreover, the Board noted with approval the increased portfolio management responsibilities being shared with newer members of Dinsmore Capital.

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies - Both the Board and the independent trustees noted that the Fund and Bancroft Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board and the independent trustees concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Bancroft Fund Ltd.

Fees relative to those of comparable funds with other advisors - After reviewing the advisory fee rate and expense ratio for the Fund against the advisory fee rates and expense ratios for funds advised by other advisors in the Fund’s comparison group, both the Board and the independent trustees determined that the Fund’s expense ratio was lower than that of the other funds in the comparison group. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

E L L S W O R T H F U N D L T D . 2 0 1 3 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Approval of Advisory Contract (continued)

Expense limitations and fee waivers - Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that the Fund’s assets were above the $100 million breakpoint. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations were at approximately break even during its most recent four fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Benefits of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the

E L L S W O R T H F U N D L T D . 2 0 1 3 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Approval of Advisory Contract (continued)

fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends - Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

E L L S W O R T H F U N D L T D . 2 0 1 3 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Miscellaneous Notes

Results of the 2013 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on January 18, 2013. The results of the shareholder vote were:

1.	All persons nominated were elected.

Terms expiring in 2016	Shares voted for	Shares withheld
Elizabeth C. Bogan Ph.D.	11,092,999	783,627
Nicolas W. Platt	11,070,986	805,640

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 11,191,848 shares voted for, 634,672 shares voted against and 50,106 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about our shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in their name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about our shareholders is restricted to our employees and service providers who need that information in order to provide services to them. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the annual and semi-annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@ellsworthfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
Officers	(888) 888-0314
THOMAS H. DINSMORE, CFA	www.amstock.com
Chairman of the Board
and Chief Executive Officer	Investment Adviser
Dinsmore Capital Management Co.
JANE D. O’KEEFFE	65 Madison Avenue, Suite 550
President	Morristown, NJ 07960
(973) 631-1177
JAMES A. DINSMORE, CFA
Executive Vice President	Custodian of Securities
Brown Brothers Harriman & Co.
GARY I. LEVINE
Executive Vice President, Chief Financial Officer	Beneficial Share Listing
and Secretary	NYSE MKT Symbol: ECF

H. TUCKER LAKE, JR.	Legal Counsel
Vice President	Ballard Spahr LLP

GERMAINE M. ORTIZ	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.

CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.

INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of March 31, 2013 is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to this semi-annual report.

(b) There has been no change as of the date of filing in any of the portfolio managers identified in Ellsworth Fund Ltd.’s (the “Fund”) most recent annual report on Form N-CSR.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l).

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

ITEM 11.

CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 6, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of June 6, 2013, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 6, 2013

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   June 6, 2013